SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 25, 2002



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-11860                  04-3144936
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   (State or other                (Commission              (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                       1370 Dell Ave., Campbell, CA       95008
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (408) 866-8300

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Item 5. Other Events and Required FD Disclosure

On November 27, 2002, Focus Enhancements, Inc. issued a press release announcing that it had closed a private placement of 800,000 shares of FOCUS Enhancements common stock for gross proceeds of $768,000. The private placement closed on November 25, 2002. Proceeds will be used to fund working capital. vFinance, Inc. acted as placement agent in the transaction. A copy of the press release is attached hereto as Exhibit 99.1.


Exhibits

Exhibit Number   Description

99.1             Press Release "FOCUS Enhancements Completes Private Placement."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         FOCUS ENHANCEMENTS, INC.




Date:  November 27, 2002                  BY:    /s/ Gary Williams
                                                 ---------------------

                                          Name:      Gary Williams
                                          Title:     Principal Financial Officer
                                                     Vice President of Finance
                                                     & CFO